 Exhibit 99.1

The Greenrose Holding Company Closes Asset Purchase of True Harvest, LLC

- True Harvest Expands Greenrose’s Footprint into Arizona and Establishes Strong Cultivation Presence in the Southwest -

- Greenrose Provides Revised 2022 Outlook for True Harvest and Theraplant -

AMITYVILLE, N.Y., January 3, 2022 – The Greenrose Holding Company Inc. (OTC: GNRS, GNRSW) (“Greenrose” or the “Company”) announced that it closed its previously announced acquisition of the assets of Arizona-based True Harvest, LLC.

Under the terms of the acquisition, Greenrose paid consideration of $57.6 million at close, consisting of $12.5 million in cash, $23.0 million in the form of a convertible note, $4.6 million in assumed debt, and $17.5 million in shares of the Company’s common stock. Contingent upon True Harvest achieving a certain price point per pound of cannabis flower relative to total flower production within 36 months of the closing of the transaction, Greenrose will pay additional consideration of up to $35.0 million in the form of an earnout, payable in shares of common stock of the Company.

“Completing our asset purchase of True Harvest expands Greenrose’s footprint into the Southwest and demonstrates the continued execution of our growth strategy,” said Mickey Harley, CEO and Director of Greenrose. “We look forward to working with True Harvest’s talented cultivation team to continue building our company around high-quality flower. With our strong cultivation footprint in Arizona and Connecticut, we believe our platform is well-positioned to capture the growth opportunities offered by these new and emerging recreational markets. I am proud of the progress we have made to date, and we will work to further expand our platform and execute on our strategic objectives in 2022.”

Greenrose completed its business combination with the acquisition of Connecticut-based Theraplant, LLC, on November 26, 2021. The Company has revised its 2022 outlook for True Harvest and Theraplant to reflect an expected Q4 2022 start for recreational cannabis sales in Connecticut. Combined, True Harvest and Theraplant are expected to generate between $120 million and $140 million in full year 2022 revenue, 2022 net income of between $8 million and $14 million, and 2022 adjusted EBITDA between the range of $75 million and $85 million.

Advisors

Gateway Group is serving as communications advisor to Greenrose. Tarter Krinsky & Drogin LLP served as corporate, M&A and securities counsel for Greenrose, while Feuerstein Kulick LLP served as regulatory and debt counsel. Snell & Wilmer LLP served as corporate, M&A and securities counsel for True Harvest, LLC.

About The Greenrose Holding Company Inc.

The Greenrose Holding Company Inc. intends to become a multi-state cultivator and producer of cannabis brands and products. Greenrose is driven by cultivation, with the understanding that being a leader in the cannabis industry requires starting with outstanding flower derived from unique genetics and scalable growth methods. Greenrose aims to be a vertically integrated company that looks for scale and horizontal consolidation. For more information, please visit greenroseholdings.com.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Greenrose's or its target companies’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include:

●	liquidity of Greenrose's stock; costs related to the proposed business combinations;

●	Greenrose's ability to manage growth; Greenrose's ability to identify and integrate other future acquisitions;

●	rising costs adversely affecting Greenrose's profitability;

●	competition in the legal cannabis industry;

●	adverse changes to the legal environment for the cannabis industry; and general economic and market conditions impacting demand for Greenrose's products and services;

●	failure to realize the anticipated benefits of recently completed and future acquisitions, including delays in consummating any future acquisitions or difficulty in, or costs associated with, integrating the businesses of Greenrose, Theraplant and True Harvest;

●	prevailing prices for cannabis products in the markets in which Greenrose operates;

●	new regulations or pending changes (and the timing of any such changes) in the current regulations in the states of Connecticut and Arizona where the businesses of Theraplant and True Harvest operate, respectively;

●	the effects of competition on Greenrose’s business; and

●	those factors discussed in Greenrose’s Proxy Statement on Schedule 14A filed October 5, 2021 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC.

If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor True Harvest presently know or that Greenrose and True Harvest currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Greenrose’s expectations, plans or forecasts of future events and views as of the date hereof. Greenrose anticipates that subsequent events and developments will cause its assessments to change. However, while Greenrose may elect to update these forward-looking statements at some point in the future, Greenrose specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s assessments as of any date subsequent to the date hereof. Accordingly, readers should not unduly rely on any projections or other forward-looking statements or data contained herein.

Investor Relations Contact:
Gateway Investor Relations
Cody Slach or Jackie Keshner
(949) 574-3860
GNRS@gatewayir.com

Greenrose Contact:
Daniel Harley
Executive Vice President, Business Development
(516) 307-0383
ir@greenroseholdings.com

The Greenrose Holding Company Inc.

2022 Projections Range

(Amounts in thousands of U.S. dollars)

	Low Range	High Range

Revenues, net of discounts(1)	$120,000	$140,000
Net income (loss):	$8,371	$14,661
Provision For Income Taxes(2)	22,260	25,970
Interest expense(3)	27,823	27,823
Depreciation and Amortization(4)	16,546	16,546
EBITDA(5)	$75,000	$85,000

(1) Revenue estimates assume that Connecticut recreational begins in Q4 with an increase in purchasing at the end of Q3. Current revenue estimates reflect recently closed acquisitions of Theraplant and True Harvest. We presently estimate approximately $60m of revenue will be attributed to Connecticut implementing full legalization.

(2) Prior to acquisition, our targets were LLCs, and as such, we have utilized an estimated 26.5% on the Revenues less Cost of Goods Sold (excluding depreciation), and estimated that rate to be approximately 70%.

(3) Interest expense calculated using the effective interest method, as done in the article 11 pro formas.

(4) Depreciation and amortization expense is based upon a preliminary fair value valuation, with its related depreciation and is used in our Article 11 proformas, which may change upon the completion of purchase accounting under ASC 805.

(5) This excludes any transaction related expenses.

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